UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Plan

On April 8, 2022, the Compensation, Nominating and Governance Committee (the “Committee”) of the Board of Directors of Centrus Energy Corp. (the “Company”) adopted a new Executive Incentive Plan (hereinafter the “EIP”), which arises under and is subject to the terms of the Company’s 2014 Equity Incentive Plan, as may be amended and/or restated from time to time (the “2014 Plan”).  The EIP continues the existing executive incentive plan, which was approved by the Committee in 2019 (the “2019 EIP”) and completes the transition of the long-term incentive awards to equity-based incentives.  The final three-year performance period under the 2019 EIP began March 31, 2022.  All future annual awards and long-term incentive awards will be made pursuant to the EIP.

Like the 2019 EIP, the EIP has two components: (1) an annual cash incentive award, and (2) a multi-year long-term incentive plan (“LTIP”).  The annual cash incentive award is based on a participant’s base salary and individual performance and is payable if certain Company-wide performance goals are met.  The LTIP provides for a series of overlapping three-year performance periods, and the awards are equity based and may include meeting certain threshold performance goals.

The EIP provides for the Committee to annually review the EIP’s participants, target awards, performance goals, and other terms. The EIP includes a minimum vesting period of at least one year for equity grants, subject to certain early vesting requirements of the 2014 Plan related to events such as retirement, death, and disability.

The foregoing description of the 2022 EIP does not purport to be complete and is qualified in its entirety by the text of the EIP, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Executive Incentive Plan dated April 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date	April 8, 2022	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer